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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): FEBRUARY 20, 1998
                               (FEBRUARY 10, 1998)

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


  MARYLAND                     1-12844                    58-1468053
(State or Other             (Commission File            (I.R.S. Employer
Jurisdiction of                Number)                   Identification
Incorporation)                                             Number)


      3340 PEACHTREE ROAD, N.E.
      SUITE 1530
      ATLANTA, GEORGIA                           30326
 (Address of Principal Executive Offices)     (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)



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ITEM 5.  OTHER EVENTS.

                  On February 10, 1998, the Company entered into a terms agreement with SunTrust Equitable Securities Corporation (the "Underwriter") relating to the sale by the Company to the Underwriter of 1,035,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), including 135,000 shares subject to an underwriter's over-allotment option, at a price of $32.25 per share. This offering closed on February 17, 1998. The related Underwriting Agreement, dated July 30, 1997, was filed as an exhibit to the Company's Current Report on Form 8-K filed on August 1, 1997. A registration statement relating to these securities has been filed with the Securities and Exchange Commission and was declared effective on October 30, 1997.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)      EXHIBITS.



      Exhibit No.                Description
      -----------                -----------
         1        Terms Agreement dated February 10, 1998 by and between the
                  Company and SunTrust Equitable Securities Corporation and
                  related Underwriting Agreement (Underwriting Agreement filed as Exhibit 1.1 to the Company's Current Report on Form 8-K
                  filed on August 1, 1997)

         5        Opinion of Waller Lansden Dortch & Davis, A Professional
                  Limited Liability Company

         8        Tax Opinion of Waller Lansden Dortch & Davis, A Professional
                  Limited Liability Company

         23       Consent of Waller Lansden Dortch & Davis, A Professional
                  Limited Liability Company (included in Exhibits 5 and 8)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JDN REALTY CORPORATION



                                 By:  /s/ William J. Kerley
                                      ----------------------------------
                                      William J. Kerley
                                      Chief Financial Officer

Date:  February 17, 1998


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                                INDEX TO EXHIBITS


      Exhibit No.           Description
      -----------           -----------

         1        Terms Agreement dated February 10, 1998 by and between the
                  Company and SunTrust Equitable Securities Corporation and related Underwriting Agreement (Underwriting Agreement filed as Exhibit 1.1 to the Company's Current Report on Form 8-K filed on August 1, 1997)

         5        Opinion of Waller Lansden Dortch & Davis, A Professional
                  Limited Liability Company

         8        Tax Opinion of Waller Lansden Dortch & Davis, A Professional
                  Limited Liability Company

         23       Consent of Waller Lansden Dortch & Davis, A Professional
                  Limited Liability Company (included in Exhibits 5 and 8)